Exhibit 99.2

News Release

For more information, contact:

McCall Butler

AT&T Corporate and Financial Communications

Phone: (470) 773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

            (212) 430-3774 (collect)

AT&T INC. ANNOUNCES PRICING TERMS FOR ITS EXCHANGE OFFERS

Dallas, Texas, December 2, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today pricing terms with respect to its private offers to (i) exchange four series of notes issued by AT&T (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2057 (the “New 2057 Notes”) as described in the table below. For each $1,000 principal amount of Pool 1 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on December 1, 2020 and accepted by AT&T, the following table sets forth the yields, the total consideration, the principal amount of the New 2057 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2057 Notes	Cash
Pool 1 Notes
4.800% Global Notes due 2044*	AT&T Inc.	00206RCG5	1	1.375% due 8/15/2050	1.709%	170	3.409%	0%	$1,220.65	$1,222.81	$0
4.500% Global Notes due 2048*	AT&T Inc.	00206RDL3 / 00206RDJ8	2	1.375% due 8/15/2050	1.709%	180	3.509%	0%	$1,171.02	$1,173.10	$0
4.35% Global Notes due 2045*	AT&T Inc.	00206RBK7 / U04644AE7	3	1.375% due 8/15/2050	1.709%	170	3.409%	0%	$1,153.48	$1,155.53	$0
4.30% Global Notes due 2042*	AT&T Inc.	00206RBH4 / 00206RBG6	4	1.375% due 8/15/2050	1.709%	160	3.309%	0%	$1,151.70	$1,153.74	$0

(1)	The bid-side yield on the Reference UST Security.
(2)

Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum, dated November 17, 2020 (the “Offering Memorandum”).

(3)	The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount and cash per $1,000 principal amount of such Old Notes.
(4)

The total consideration for each series of Pool 1 Notes includes the early participation payment of $50 of principal amount of New 2057 Notes per $1,000 principal amount of Pool 1 Notes and assumes a settlement date of December 7, 2020.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

and (ii) exchange nine series of notes issued by AT&T and certain of AT&T’s wholly-owned subsidiaries (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2033 (the “New 2033 Notes” and, together with the New 2057 Notes, the “New Notes”) as described in the table below. For each $1,000 principal amount of Pool 2 Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on December 1, 2020 and accepted by AT&T, the following table sets forth the yields, the total consideration, the principal amount of the New 2033 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2033 Notes	Cash
Pool 2 Notes
7 1/8% Debentures due March 15, 2026**+	Pacific Bell Telephone Company(5)(6)	694032AT0	1	0.250% due 10/31/2025	0.422%	80	1.222%	100%	$1,300.49	$1,000.33	$300.49
4.125% Global Notes due 2026*	AT&T Inc.	00206RCT7	2	0.250% due 10/31/2025	0.422%	45	0.872%	0%	$1,157.09	$1,157.47	$0
3.875% Global Notes due 2026*	AT&T Inc.	00206RHT2	3	0.250% due 10/31/2025	0.422%	45	0.872%	0%	$1,142.47	$1,142.85	$0
2.950% Global Notes due 2026*	AT&T Inc.	00206RHV7	4	0.250% due 10/31/2025	0.422%	50	0.922%	0%	$1,105.74	$1,106.11	$0
6.55% Debentures due January 15, 2028+	Ameritech Capital Funding Corporation(7)	030955AN8	5	0.875% due 11/15/2030	0.953%	85	1.803%	55%	$1,315.23	$1,142.23	$173.38
6 3/8% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(8)	079867AW7	6	0.875% due 11/15/2030	0.953%	90	1.853%	40%	$1,314.62	$1,189.16	$125.85
4.100% Global Notes due 2028*	AT&T Inc.	00206RGL0 / 00206RER9 / U04644BB2	7	0.875% due 11/15/2030	0.953%	50	1.453%	0%	$1,174.12	$1,174.51	$0
4.250% Global Notes due 2027*	AT&T Inc.	00206RDQ2	8	0.875% due 11/15/2030	0.953%	35	1.303%	0%	$1,169.10	$1,169.49	$0
3.800% Global Notes due 2027*	AT&T Inc.	00206RHW5	9	0.875% due 11/15/2030	0.953%	35	1.303%	0%	$1,142.26	$1,142.64	$0

(1)	The bid-side yield on the Reference UST Security.
(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(3)	The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount and cash per $1,000 principal amount of such Old Notes.
(4)

The total consideration for each series of Pool 2 Notes includes the early participation payment of $50 of principal amount of New 2033 Notes per $1,000 principal amount of Pool 2 Notes and assumes a settlement date of December 7, 2020.

(5)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(6)	The 7 1/8% Debentures due March 15, 2026 are unconditionally and irrevocably guaranteed by AT&T.
(7)

The 6.55% Debentures due January 15, 2028 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by AT&T so long as all of the outstanding shares of stock of this subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership and this subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations.

(8)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

**

Denotes a series of Old Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depositary Trust Company. Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying letter of transmittal. With respect to the Certificated Notes, all references to the offering memorandum herein shall also include the letter of transmittal.

+

Denotes a series of Old Notes with respect to which, as a result of a prior consent solicitation and execution of a supplemental indenture, substantially all restrictive covenants, certain events of default and other provisions were eliminated from the indenture governing this series.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

On the early settlement date (expected to be December 7, 2020), AT&T expects (i) to accept all of the Pool 1 Notes and Pool 2 Notes validly tendered and not validly withdrawn at or before 5:00 p.m. New York City time on December 1, 2020 (the “Early Participation Date”) in accordance with the terms of the Exchange Offers, and (ii) to issue $5,923,400,000 aggregate principal amount of the New 2057 Notes and $3,754,741,000 aggregate principal amount of the New 2033 Notes.

The exchange offers described in this press release (the “Exchange Offers”) are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum (as amended by AT&T’s press release, dated as of December 2, 2020) and the related letter of transmittal.

Only Eligible Holders (as defined below) of Old Notes who validly tendered their Old Notes at or before the Early Participation Date, and who did not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early participation payment. As of the Early Participation Date the Exchange Offers were fully subscribed and as such no additional Old Notes tendered after the Early Participation Date will be accepted.

The interest rate on the New 2057 Notes will be 3.800% and the interest rate on the New 2033 Notes will be 2.550%. The yield on the New 2057 Notes will be 3.809%, and the New Issue Price of the New 2057 Notes will be $998.23, which has been determined by reference to the bid-side yield on the 1.375% U.S. Treasury Notes due August 15, 2050, as of 11:00 a.m. New York City time on December 2, 2020 (such date and time, the “Pricing Time”), which was 1.709%, plus 2.10%. The yield on the New 2033 Notes will be 2.553%, and the New Issue Price of the New 2033 Notes will be $999.67, which has been determined by reference to the bid-side yield on the 0.875% U.S. Treasury Notes due November 15, 2030, as of the Pricing Time, which was 0.953%, plus 1.60%.

The Exchange Offers will expire at 11:59 p.m., New York City time, on December 15, 2020, unless extended or earlier terminated by AT&T (the “Expiration Date”). The withdrawal deadline for the Exchange Offers occurred at 5:00 p.m. New York City time on December 1, 2020. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) if in the United States, a “qualified institutional buyer,” or “QIB,” as that term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) if outside the United States, a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” (ii) if located or resident in any Member State of the European Economic Area or in the United Kingdom, persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (1) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (2) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (3) not a “qualified investor” as defined in Regulation (EU) 2017/1129, as amended, and part II of the Luxembourg law dated July 10, 2005 on prospectuses for securities, as amended), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area or in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area or in the United Kingdom may be unlawful under the PRIIPs Regulation and (iii) if located or resident in Canada, a holder located or resident in a province of Canada and an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (each, an “Eligible Holder”). Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility certification are authorized to receive or review the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of the Canadian beneficial holder form.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation is acting as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, letter of transmittal, eligibility certification or Canadian beneficial holder form may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form can be accessed at the following link: https://gbsc-usa.com/eligibility/att.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.